Exhibit 17(a)

SCAN TO VIEW MATERIALS & VOTE w ALTERNATIVE CREDIT INCOME FUND VOTE BY INTERNET 650 MADISON AVENUE, 3RD FLOOR Before The Meeting—Go www.proxyvote.com or scan the QR Barcode above NEW YORK, NY 10002 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/[TBD] You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided, or mail it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V85085-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ALTERNATIVE CREDIT INCOME FUND The Board of Trustees recommends you vote “FOR” proposals 1 and 2. For Against Abstain 1. To approve the combination of Alternative Credit Income Fund, a Delaware statutory trust (“ACIF”), and BC Partners Lending Corporation, a Maryland ! ! ! corporation (“BCPL”), in which ACIF Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of BCPL (“Merger Sub”), will merge with and into ACIF, with ACIF continuing as the surviving company and as a wholly owned subsidiary of BCPL, pursuant to the Agreement and Plan of Merger, dated as of February 24, 2026, by and among ACIF, BCPL, Merger Sub and, for the limited purposes set forth therein, Sierra Crest Investment Management LLC, a Delaware limited liability company, and BC Partners Advisors L.P., a Delaware limited partnership, as more particularly described in the accompanying Proxy Statement/Prospectus. 2. To approve one or more adjournments of the Special Meeting of Shareholders if necessary to solicit additional proxies in favor of Proposal 1 if there are ! ! ! insufficient votes at the time of the Special Meeting of Shareholders to approve Proposal 1. THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF TRUSTEES RECOMMENDS. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please state the full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders: The Notice and Proxy Statement are available at www.proxyvote.com. V85086-TBD ALTERNATIVE CREDIT INCOME FUND Special Meeting of Shareholders [ ], 2026 This proxy is solicited on behalf of the Board of Trustees The undersigned shareholder of Alternative Credit Income Fund hereby appoints Brandon Satoren and David Held, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Special Meeting of Shareholders of Alternative Credit Income Fund to be held on [TBD], virtually at www.virtualshareholdermeeting.com/[TBD] and any and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders, and the accompanying Proxy Statement/Prospectus, and revokes any proxy heretofore given with respect to such meeting. This proxy is solicited on behalf of the Board of Trustees of Alternative Credit Income Fund. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Shareholders or any adjournments or postponements thereof in accordance with the recommendation of the Board of Trustees or, in the absence of such a recommendation, in their discretion, including, but not limited to, matters incident to the conduct of the meeting. Continued and to be signed on reverse side